Exhibit 99.(12)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Post-Effective Amendment to Registration Statement No. 333-185326 on Form N-4 of our report dated February 24, 2022, relating to the financial statements and financial highlights of Separate Account A of Pacific Life Insurance Company, comprised of Core Income Class I, Diversified Bond Class I, Floating Rate Income Class I, Floating Rate Income Class P, High Yield Bond Class I, Inflation Managed Class I, Intermediate Bond Class I, Managed Bond Class I, Short Duration Bond Class I, Emerging Markets Debt Class I, Dividend Growth Class I, Equity Index Class I, Focused Growth Class I, Growth Class I, Hedged Equity Class I, Hedged Equity Class P, Large-Cap Growth Class I, Large-Cap Value Class I, Main Street® Core Class I, Mid-Cap Equity Class I, Mid-Cap Growth Class I, Mid-Cap Value Class I, Small-Cap Equity Class I, Small-Cap Growth Class I, Small-Cap Index Class I, Small-Cap Value Class I, Value Class I, Value Advantage Class I, Emerging Markets Class I, International Growth Class I, International Large-Cap Class I, International Small-Cap Class I, International Value Class I, Health Sciences Class I, Real Estate Class I, Technology Class I, ESG Diversified Class I, ESG Diversified Growth Class I, PSF DFA Balanced Allocation Class D, PSF DFA Balanced Allocation Class P, Pacific Dynamix - Conservative Growth Class I, Pacific Dynamix - Conservative Growth Class P, Pacific Dynamix - Moderate Growth Class I, Pacific Dynamix - Moderate Growth Class P, Pacific Dynamix - Growth Class I, Pacific Dynamix - Growth Class P, Portfolio Optimization Conservative Class I, Portfolio Optimization Moderate-Conservative Class I, Portfolio Optimization Moderate Class I, Portfolio Optimization Growth Class I, Portfolio Optimization Aggressive-Growth Class I, Invesco Oppenheimer V.I. International Growth Series I, Invesco Oppenheimer V.I. International Growth Series II, Invesco® V.I. Balanced-Risk Allocation Series I, Invesco® V.I. Balanced-Risk Allocation Series II, Invesco® V.I. Discovery Mid Cap Growth Series I, Invesco® V.I. Equity and Income Series II, Invesco® V.I. Global Real Estate Series II, Invesco® V.I. Global Series II (formerly Invesco Oppenheimer V.I. Global Series II), Invesco® V.I. Main Street Small Cap Series I, Invesco® V.I. Nasdaq 100 Buffer - September Series II, Invesco® V.I. S&P 500 Buffer - September Series I, Invesco® V.I. S&P 500  Buffer - September Series II, Invesco® V.I. Technology Series I, American Century VP Mid Cap Value Class II, American Funds IS Asset Allocation Class 1, American Funds IS Asset Allocation Class 4, American Funds IS Capital Income Builder® Class 1, American Funds IS Capital Income Builder® Class 4, American Funds IS Capital World Bond Class 4, American Funds IS Capital World Growth and Income Class 1, American Funds IS Capital World Growth and Income Class 4 (formerly American Funds IS Global Growth and Income Fund Class 4), American Funds IS Global Balanced Class 4, American Funds IS Global Growth Class 1, American Funds IS Global Growth Class 4, American Funds IS Global Small Capitalization Class 4, American Funds IS Growth Class 1, American Funds IS Growth Class 4, American Funds IS Growth-Income Class 1, American Funds IS Growth-Income Class 4, American Funds IS American High-Income Trust Class 4 (formerly American Funds IS High-Income Bond Class 4), American Funds IS International Class 1, American Funds IS International Class 4, American Funds IS International Growth and Income Class 1, American Funds IS International Growth and Income Class 4, American Funds IS Managed Risk Asset Allocation Class P1, American Funds IS Managed Risk Asset Allocation Class P2, American Funds IS New World Fund® Class 1, American Funds IS New World Fund® Class 4, American Funds IS The Bond Fund of America Class 1, American Funds IS The Bond Fund of America Class 4 (formerly American Funds IS Bond Class 4), American Funds IS U.S. Government Securities Class 1, American Funds IS U.S. Government Securities Class 4 (formerly American Funds IS U.S. Government/AAA-Rated Securities Class 4), American Funds IS Washington Mutual Investors Class 1,

American Funds IS Washington Mutual Investors Class 4 (formerly American Funds IS Blue Chip Income and Growth Class 4), BlackRock® 60/40 Target Allocation ETF V.I. Class I, BlackRock® Capital Appreciation V.I. Class III, BlackRock® Equity Dividend V.I. Class I, BlackRock® Global Allocation V.I. Class I, BlackRock® Global Allocation V.I. Class III, BlackRock® High Yield V.I. Class I, BlackRock® S&P 500 Index V.I. Class I, BlackRock® Small Cap Index V.I. Class I, BlackRock® Total Return V.I. Class I, DFA VA Equity Allocation Institutional Class, DFA VA Global Bond Institutional Class, DFA VA Global Moderate Allocation Institutional Class, DFA VA International Small Institutional Class, DFA VA International Value Institutional Class, DFA VA Short-Term Fixed Institutional Class, DFA VA US Large Value Institutional Class, DFA VA US Targeted Value Institutional Class, Fidelity® VIP Contrafund® Initial Class, Fidelity® VIP Contrafund® Service Class 2, Fidelity® VIP Emerging Markets Initial Class, Fidelity® VIP Energy Initial Class, Fidelity® VIP Extended Market Index Initial Class, Fidelity® VIP FundsManager® 60% Service Class 2, Fidelity® VIP Government Money Market Initial Class, Fidelity® VIP Government Money Market Service Class, Fidelity® VIP Growth Opportunities Initial Class, Fidelity® VIP Index 500 Initial Class, Fidelity® VIP Investment Grade Bond Initial Class, Fidelity® VIP Strategic Income Service Class 2, Fidelity® VIP Value Strategies Initial Class, First Trust Dorsey Wright Tactical Core Class I, First Trust Multi Income Allocation Class I, First Trust/Dow Jones Dividend & Income Allocation Class I, Franklin Allocation VIP Class 2, Franklin Allocation VIP Class 4, Franklin Income VIP Class 2, Franklin Mutual Global Discovery VIP Class 2, Franklin Rising Dividends VIP Class 1, Franklin Rising Dividends VIP Class 2, Franklin Small-Mid Cap Growth VIP Class 1, Franklin Strategic Income VIP Class 1, Templeton Foreign VIP Class 1, Templeton Global Bond VIP Class 1, Templeton Global Bond VIP Class 2, Goldman Sachs VIT Mid Cap Value Institutional Shares, Ivy VIP Asset Strategy Class II, Ivy VIP Energy Class II, Janus Henderson Balanced Institutional Shares, Janus Henderson Balanced Service Shares, Janus Henderson Enterprise Institutional Shares, Janus Henderson Flexible Bond Service Shares, JPMorgan Insurance Trust Core Bond Class 1, JPMorgan Insurance Trust Global Allocation Class 2, JPMorgan Insurance Trust Income Builder Class 2, JPMorgan Insurance Trust Mid Cap Value Class 1, JPMorgan Insurance Trust U.S. Equity Class 1, ClearBridge Variable Aggressive Growth - Class II, Western Asset Core Plus VIT Class I, Lord Abbett Bond Debenture Class VC, Lord Abbett Total Return Class VC, MFS® International Growth - Initial Class, MFS® Massachusetts Investors Growth Stock - Service Class, MFS® New Discovery Series - Initial Class, MFS® Total Return Series - Service Class, MFS® Utilities Series - Initial Class, MFS® Utilities Series - Service Class, MFS® Value Series - Initial Class, MFS® Value Series - Service Class, Neuberger Berman U.S. Equity Index PutWrite Strategy Class S, TOPS® Balanced ETF 1, TOPS® Growth ETF 1, PIMCO All Asset - Advisor Class, PIMCO CommodityRealReturn® Strategy - Advisor Class, PIMCO Emerging Markets Bond Institutional Class, PIMCO Income - Advisor Class, PIMCO Low Duration Institutional Class, PIMCO Total Return Institutional Class, PSF International Growth Class II (formerly SP International Growth Class II), PSF Mid-Cap Growth Class II (formerly SP Prudential U.S. Emerging Growth Class II), PSF PGIM Jennison Growth Class Growth II (formerly Jennison Class II), PSF PGIM Jennison Value Class II (formerly Value Class II), Schwab Government Money Market, Schwab S&P 500 Index Fund, Schwab VIT Balanced, Schwab VIT Balanced with Growth, Schwab VIT Growth, State Street Total Return V.I.S. Class 3, T. Rowe Price Blue Chip Growth - I, T. Rowe Price Equity Income - I, T. Rowe Price Health Sciences - I, VanEck VIP Global Resources Class S (formerly VanEck VIP Global Hard Assets Class S), Vanguard® VIF Balanced, Vanguard® VIF Capital Growth, Vanguard® VIF Conservative Allocation, Vanguard® VIF Diversified Value, Vanguard® VIF Equity Income, Vanguard® VIF Equity Index, Vanguard® VIF Global Bond Index, Vanguard® VIF Growth, Vanguard® VIF High Yield Bond, Vanguard® VIF International, Vanguard® VIF Mid-Cap Index, Vanguard® VIF Moderate Allocation, Vanguard® VIF Real Estate Index, Vanguard® VIF

Short-Term Investment- Grade, Vanguard® VIF Total Bond Market Index, Vanguard® VIF Total International Stock Market Index and Vanguard® VIF Total Stock Market Index, appearing in the Statement of Additional Information, which is incorporated by reference in such Registration Statement, and to the reference to us under the heading “Independent Registered Public Accounting Firm and Independent Auditors” in the Statement of Additional Information, which is incorporated by reference in such Registration Statement.

/s/ DELOITTE & TOUCHE LLP

Costa Mesa, California

October 17, 2022

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Post-Effective Amendment to Registration Statement No. 333-185326 on Form N-4 of our report dated March 18, 2022 related to the statutory-basis financial statements of Pacific Life Insurance Company as of December 31, 2021 and 2020, and for each of the three years in the period ended December 31, 2021, appearing in the Statement of Additional Information, which is incorporated by reference in such Registration Statement, and to the references to us under the heading “Independent Registered Public Accounting Firm and Independent Auditors” in the Statement of Additional Information, which is incorporated by reference in such Registration Statement.

/s/ DELOITTE & TOUCHE LLP

Costa Mesa, California

October 17, 2022